Prospectus February 28, 2011

As Amended May 16, 2011

COMMAND PERFORMANCETM

Laudus MarketMasters Funds®
Laudus Small-Cap MarketMasters Fundtm
Investor Shares	SWOSX
Select Shares	SWMSX
Laudus International MarketMasters Fundtm
Investor Shares	SWOIX
Select Shares	SWMIX

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Laudus MarketMasters Funds®

Laudus Small-Cap MarketMasters Fund
Ticker Symbol:  Investor Shares: SWOSX     Institutional Shares: SWMSX

Investment objective
The fund seeks long-term capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Investor Shares	Select Shares®

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.17	1.17
Distribution (12b-1) fees	None	None
Other expenses[1]	0.33	0.28

Total annual fund operating expenses	1.50	1.45
Less expense reduction	(0.04)	(0.14)

Total annual fund operating expenses after expense reduction[2]	1.46	1.31

[1]	Restated to reflect current fees and expenses.
[2]	The investment adviser and its affiliates have agreed to limit the fund’s total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.46% and 1.31%, respectively, for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Investor Shares	$149	$462	$797	$1,746
Select Shares®	$133	$415	$718	$1,579

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Laudus Small-Cap MarketMasters Fundtm 1

Principal investment strategies
Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.

Charles Schwab Investment Management, Inc. (CSIM) allocates portions of the fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods — that is, methods based on their judgments about such factors as a company’s financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Mid- and Small-Cap Risk. Historically, mid- and small-cap stocks have been riskier than large-cap stocks, and may move sharply, especially during market upturns and downturns. Mid- and small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small- or mid-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s mid- and small-cap holdings could reduce performance.

Management Risk. As with all actively managed funds, the strategies of the fund’s managers — its investment adviser and investment managers — may not achieve their desired results.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

2 Laudus Small-Cap MarketMasters Fundtm

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.laudusfunds.com/prospectus.

Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund’s current strategy and may have been different if it did.

 Annual total returns (%) as of 12/31

Investor Shares

Best quarter: 27.68% Q2 2003
Worst quarter: (24.50%) Q4 2008

 Average annual total returns (%) as of 12/31/10

				Since
	1 year	5 years	10 years	Inception
Investor Shares
Before taxes	23.38%	3.74%	5.27%	5.47%	[1]
After taxes on distributions	23.38%	3.08%	4.79%	4.54%	[1]
After taxes on distributions and sale of shares	15.20%	3.08%	4.52%	4.34%	[1]
Select Shares®
Before taxes	23.54%	3.90%		5.26%	[2]
Comparative Index (reflects no deduction for expenses or taxes)
Russell 2000 Index	26.85%	4.47%	6.33%	5.78%	[3]

[1]	Inception: 9/16/97
[2]	Inception: 6/9/04
[3]	From: 9/16/97

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Fund management
The fund’s investment adviser is Charles Schwab Investment Management, Inc.

Subject to oversight by the fund’s Board of Trustees, the investment adviser acts as the “manager of managers” for the fund and has overall responsibility for the management of the fund. The investment adviser may recommend the appointment of additional or replacement investment managers to the fund’s Board of Trustees. The fund and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the fund to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.

Laudus Small-Cap MarketMasters Fundtm 3

Portfolios manager
Caroline Lee-Tsao, a managing director and portfolio manager of the investment adviser, manages the fund. She has been a portfolio manager of the fund since November 2005. Ms. Lee-Tsao has resigned from her position as of May 20, 2011.

Omar Aguilar, a Senior Vice President and Chief Investment Officer of Equities of the investment adviser, will manage the fund as of May 20, 2011.

Investment managers
The fund has four investment managers: TAMRO Capital Partners, LLC, TCW Investment Management Company, Tocqueville Asset Management LP and Neuberger Berman Management LLC. TAMRO Capital Partners LLC is responsible for managing approximately 33% of the fund’s assets. The table below shows the individuals who serve as portfolio managers for TAMRO Capital Partners LLC.

Year founded/
assets under
Investment manager	management	Portfolio	Employment
and address	(as of 12/31/10)	manager(s)	experience
TAMRO Capital Partners LLC 1701 Duke Street Suite 250 Alexandria, VA 22314	Founded: 2000 Successor Founded: 2007 $1.44 billion	Philip D. Tasho, CFA, Principal, Chief Executive Officer and Chief Investment Officer	Began investment career in 1980. Co-founded TAMRO in 2000. From 1995 to 2000, Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Co. (RIMCO).
		Timothy A. Holland, CFA Partner, Co-Portfolio Manager	Began investment career in 2000. Joined TAMRO in 2005 as an equity analyst. Promoted to co-portfolio manager in 2010. From 1993 to 2000 worked in financial services public relations.

For information on the fund’s other investment managers, please see the “Fund management” section in the prospectus.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the Investor Shares of the fund is $100 and $50,000 for Select Shares of the fund. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 Laudus Small-Cap MarketMasters Fundtm

Laudus International MarketMasters Fundtm
Ticker Symbol:  Investor Shares: SWOIX     Select Shares®: SWMIX

Investment objective
The fund seeks long-term capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Investor Shares	Select Shares®

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.27	1.27
Distribution (12b-1) fees	None	None
Other expenses[1]	0.33	0.22
Acquired fund fees and expenses (AFFE)[2]	0.01	0.01

Total annual fund operating expenses[2]	1.61	1.50
Less expense reduction	—	(0.02)

Total annual fund operating expenses (including AFFE) after expense reduction[2,3]	1.61	1.48

[1]	Restated to reflect current fees and expenses.
[2]	The total annual fund operating expenses in this fee table may differ from the expense ratios in the fund’s “Financial highlights” because the financial highlights include only the fund’s direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in other investment companies during the prior fiscal year.
[3]	The investment adviser and its affiliates have agreed to limit the fund’s total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.65% and 1.47%, respectively, for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Investor Shares	$164	$508	$876	$1,911
Select Shares®	$151	$468	$808	$1,768

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect

Laudus International MarketMasters Fundtm 5

the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund normally invests a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well. In determining whether a company is international, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

Charles Schwab Investment Management (CSIM) allocates portions of the fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods — that is, methods based on their judgments about such factors as a company’s financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.

Management Risk. As with all actively managed funds, the strategies of the fund’s managers — its investment adviser and investment managers — may not achieve their desired results.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.

6 Laudus International MarketMasters Fundtm

Emerging Market Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions that more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.laudusfunds.com/prospectus.

Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund’s current strategy and may have been different if it did.

 Annual total returns (%) as of 12/31

Investor Shares

Best quarter: 27.81% Q2 2009
Worst quarter: (25.19%) Q4 2008

 Average annual total returns (%) as of 12/31/10

				Since
	1 year	5 years	10 years	Inception
Investor Shares
Before taxes	21.54%	6.59%	7.06%	9.63%	[1]
After taxes on distributions	21.49%	5.92%	6.46%	8.32%	[1]
After taxes on distributions and sale of shares	14.42%	5.71%	6.04%	7.90%	[1]
Select Shares®
Before taxes	21.75%	6.73%		9.52%	[2]
Comparative Index (reflects no deduction for expenses or taxes)
MSCI EAFE Index	8.21%	2.94%	3.94%	5.04%	[3]

[1]	Inception: 10/16/96
[2]	Inception: 4/2/04
[3]	From: 10/16/96

Laudus International MarketMasters Fundtm 7

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Fund management
The fund’s investment adviser is Charles Schwab Investment Management, Inc.

Subject to oversight by the fund’s Board of Trustees, the investment adviser acts as the “manager of managers” for the fund and has overall responsibility for the management of the fund. The investment adviser may recommend the appointment of additional or replacement investment managers to the fund’s Board of Trustees. The fund and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the fund to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.

Portfolio manager
Caroline Lee-Tsao, a managing director and portfolio manager of the investment adviser, manages the funds. She has been a portfolio manager of the fund since November 2005. Ms. Lee-Tsao has resigned from her position as of May 20, 2011.

Omar Aguilar, a Senior Vice President and Chief Investment Officer of Equities of the investment adviser, will manage the fund as of May 20, 2011.

Investment managers
The fund has five investment managers: American Century Investment Management Inc., Harris Associates L.P., Mondrian Investment Partners Limited, Wentworth, Hauser and Violich, Inc./Hirayama Investments, LLC and William Blair & Company, LLC. As of December 31, 2011, none of the managers managed more than 30% of the fund’s assets. For information on the fund’s investment managers, please see the “Fund management” section in the prospectus.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for Investor Shares of the fund is $100 and $50,000 for Select Shares of the fund. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 Laudus International MarketMasters Fundtm

Fund details
Investment objectives, strategies and risks

Laudus Small-Cap MarketMasters Fundtm

Investment objective
The fund seeks long-term capital appreciation.

Investment strategy
Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.

CSIM allocates portions of the fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods — that is, methods based on their judgments about such factors as a company’s financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

There are thousands of small-cap companies, which historically have made up approximately 10%-20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying strong market enthusiasm.

The following table identifies the fund’s investment managers, their areas of focus and asset allocation. For more details, see the “Fund management” section of this prospectus.

		Allocation of
Investment manager	Investment style	net assets (%)[1]
TAMRO Capital Partners LLC	Small-cap blend	33.22
TCW Investment Management Company	Small/mid-cap blend	22.18
Tocqueville Asset Management LP	Small-cap blend/value	26.48
Neuberger Berman Management LLC	Small-cap growth	14.63
Cash and other assets	—	3.49

[1]	As of December 31, 2010.

TAMRO Capital Partners LLC (“TAMRO”) combines valuation with a unique thematic, bottom-up approach to identify investment opportunities for their core small cap strategy. TAMRO’s investment philosophy is that over time, companies with a sustainable competitive advantage generate both premium returns and command premium multiples. However, company miscues or industry headwinds can cause investors to mis-price these companies’ securities as they focus on near-term difficulties and ignore longer-term potential. TAMRO seeks to capitalize on the investment opportunity created by this mis-pricing. They use a combination of quantitative tools and fundamental research and seek to mitigate risk by identifying entry points where the expected upside return is a least three times as great as the potential downside risk. Investments fall into three categories: Leaders (best of class companies), Laggards (companies undergoing a restructuring) and Innovators (companies with a history of new products or services). While each category has qualities specific to it, all share the key characteristics of sustainable competitive advantage: a differentiated product or service offering; capable and motivated leadership and financial strength. Reasons TAMRO sells a security include a rich valuation relative to fundamentals, loss of confidence in management or more attractive opportunities.

Fund details 9

TCW Investment Management Company (“TCW”) seeks to achieve capital appreciation through investment in inefficiently priced small and medium-sized companies through bottom-up, fundamental research. TCW sells positions when the level of earnings growth is achieved, and the market values of these earnings are at levels commensurate with other companies sharing these growth prospects.

Tocqueville Asset Management LP (“Tocqueville”) is a manager of small-cap domestic equities utilizing a Contrarian-Value approach. They seek unique, financially strong companies that have considerable long-term potential but are experiencing near-term profitability issues which have caused the stock to fall by 50% or more in value, thus limiting downside risk. Intensive fundamental analysis is performed during the first twelve months to develop confidence in understanding the company’s problem plus their plan for recovery. Tocqueville constantly assesses the probability that management will succeed in showing important progress. They build positions over 3-12 months as management executes on their plan to restore profitability but typically sell if no improvement is realized within 4-6 quarters from initial purchase. Positions are retained until investors begin to recognize the improving outlook for fundamentals. Typically, the holding period is three years. Positions will be sold sooner if management fails to show progress with their business plan.

Neuberger Berman Management LLC seeks growth of capital. Its portfolio managers employ a disciplined investment strategy when selecting small-cap growth stocks, which they define as those with a total market capitalization of no more than the largest capitalization of a company in the Russell 2000 Growth Index. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as financial condition, market share and competitive leadership of the company’s products, earnings growth relative to competitors, market valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Mid- and Small-Cap Risk. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s mid- and small- or mid-cap holdings could reduce performance.

Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

Management Risk. As with all actively managed funds, the strategies of the fund’s managers — its investment adviser and investment managers — may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies’ future growth, a manager’s expectations may prove to be unfounded.

Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the

10 Fund details

investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. An underlying fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Laudus International MarketMasters Fundtm

Investment objective
The fund seeks long-term capital appreciation.

Investment strategy
To pursue its goal, the fund normally invests a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well. In determining whether a company is international, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

CSIM allocates portions of the fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods — that is, methods based on their judgments about such factors as a company’s financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.

Approximately two-thirds of the world’s market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

Fund details 11

With so many opportunities available, it is difficult for any one investment adviser to maintain expertise in all industries and regions. The multi-manager approach offers a potential solution by allowing CSIM to assemble a combination of investment managers whose strengths lie in different areas.

The following table identifies the fund’s investment managers, their areas of focus and asset allocation. For more details, see the “Fund management” section of this prospectus.

		Allocation of
Investment manager	Investment style	net assets (%)[1]
American Century Investment Management, Inc.	International small-/mid-cap growth	23.73
Harris Associates L.P.	International large-cap value	17.21
Mondrian Investment Partners Limited	International small-cap value	23.34
Wentworth, Hauser and Violich, Inc./ Hirayama Investments, LLC	International large-cap growth	12.01
William Blair & Company, LLC	International multi-cap growth	20.81
Cash and other assets	—	2.90

[1]	As of December 31, 2010

American Century Investment Management, Inc.’s (“American Century”) portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that they make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using a variety of analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The portion of the fund managed by American Century will be invested primarily in equity securities of companies that are small- and medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. The portfolio managers generally consider small-sized companies to include those with a market capitalization within the range of the MSCI AC World ex-US Small-Cap Growth Index and medium-sized companies to include those with a market capitalization within the range of the MSCI AC World ex-US Mid-Cap Growth Index; however the portfolio managers do not eliminate companies from consideration based solely on market capitalization. If the companies in which the fund invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the portfolio managers determine that the availability of small- and medium-sized companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest in large-sized companies.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the portfolio managers believe that it is important to diversify the fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

Harris Associates L.P. (“Harris”) is a value investor and utilizes a fundamental, bottom-up investment approach. They look for above-average businesses trading at below-average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out-of-favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris’s internal, approved list, buy and sell targets are established when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is a significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.

12 Fund details

Mondrian Investment Partners Limited (“Mondrian”) In managing its segment of the fund’s assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment’s total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Wentworth, Hauser and Violich, Inc. (“WHV”) and its affiliated sub-adviser Hirayama Investments, LLC believe superior investment performance depends primarily on investing in the most attractive global economic sectors. During the 1990’s, Mr. Richard K. Hirayama (portfolio manager) recognized that the world’s investment landscape had evolved from being influenced by regional or country-specific events to an environment defined primarily by two dominant global forces: 1) globalization of the business world by economic sectors and 2) categorization of stocks by sectors rather than by country of origin. To take advantage of this changed environment, WHV adopted a top-down sector based approach.

Mr. Hirayama looks for those sectors of the global economy best positioned for growth and those securities therein poised to best capture that growth. Particular attention is devoted to identifying supply and demand imbalances that are likely to persist over time.

The WHV International Equity strategy typically concentrates on growth oriented large-cap securities. While the long-term focus is on large capitalization growth oriented stocks, in certain economic environments smaller capitalization securities and/or value oriented securities may be purchased due to their return potential.

WHV utilizes a five-step investment process to arrive at the final portfolio. First, the relative attractiveness of 10 global economic sectors is analyzed. Top-down sector allocation is of primary importance. Sector weightings are based on upside potential and downside risk. Second, the potential of 67 industry groups is examined. Third, the attractiveness of 51 countries is analyzed. Country selection is of secondary importance relative to sector/industry selection and is a residual of the strategy’s top down sector selection process. Fourth, a universe of foreign equity securities is researched. Particular attention is paid to growth oriented securities presenting future earnings growth potential. Lastly, a portfolio is constructed focusing on those economic sectors with potential for superior earnings growth.

WHV will sell a stock when it reaches relative over-valuation; the fundamentals of the sector/industry, region, country, or company indicate signs of deterioration; or concerns develop regarding specific company business risk, accounting or management.

William Blair & Company, LLC (“William Blair”) seeks companies that historically have had superior growth, profitability and quality relative to companies within the same industry worldwide, and that are expected to continue such performance. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. William Blair will vary the geographic diversification and types of securities based upon their continuous evaluation of economic, market and political trends throughout the world, by considering such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development. Companies become candidates for sale if their long-term growth outlook is compromised or if management’s actions alter the outlook or risk profile for the business.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.

Fund details 13

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.

Emerging Markets Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Large- and Mid-Cap Risk. Certain of the risks of this fund are associated with its investments in the large- and mid-cap segments of the stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.

Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

Management Risk. As with all actively managed funds, the strategies of the fund’s managers — its investment adviser and investment managers — may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies’ future growth, a manager’s expectations may prove to be unfounded.

Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

14 Fund details

Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. An underlying fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Portfolio holdings
A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information.

Fund details 15

Financial highlights

This section provides further details about the financial history of each share class of each fund for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the funds’ annual report (see back cover).

Laudus Small-Cap MarketMasters Fundtm

	11/1/09–	11/1/08–	11/1/07–	11/1/06–	11/1/05–
Investor Shares	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per-Share Data ($)

Net asset value at beginning of period	9.40	8.78	13.74	14.20	13.38

Income (loss) from investment operations:
Net investment income (loss)	(0.08)[1]	(0.05)[1]	(0.04)[1]	(0.08)[1]	(0.13)
Net realized and unrealized gains (losses)	2.20	0.67	(4.59)	1.81	2.08

Total from investment operations	2.12	0.62	(4.63)	1.73	1.95
Less distributions:
Distributions from net investment income	—	(0.00)[2]	—	—	—
Distributions from net realized gains	—	—	(0.33)	(2.19)	(1.13)

Total distributions	—	(0.00)[2]	(0.33)	(2.19)	(1.13)

Net asset value at end of period	11.52	9.40	8.78	13.74	14.20

Total return (%)	22.55	7.10	(34.34)	13.79	15.33
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.46	1.48 [3]	1.48	1.51 [4]	1.48 [4]
Gross operating expenses	1.50	1.50	1.48	1.59	1.63
Net investment income (loss)	(0.72)	(0.64)	(0.38)	(0.60)	(0.82)
Portfolio turnover rate	78	129	134	83	105
Net assets, end of period ($ x 1,000,000)	68	64	64	99	95

	11/1/09–	11/1/08–	11/1/07–	11/1/06–	11/1/05–
Select Shares	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06

Per-Share Data ($)

Net asset value at beginning of period	9.49	8.86	13.85	14.27	13.41

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[1]	(0.04)[1]	(0.04)[1]	(0.04)[1]	(0.02)
Net realized and unrealized gains (losses)	2.21	0.68	(4.62)	1.81	2.01

Total from investment operations	2.15	0.64	(4.66)	1.77	1.99
Less distributions:
Distributions from net investment income	—	(0.01)	—	—	—
Distributions from net realized gains	—	—	(0.33)	(2.19)	(1.13)

Total distributions	—	(0.01)	(0.33)	(2.19)	(1.13)

Net asset value at end of period	11.64	9.49	8.86	13.85	14.27

Total return (%)	22.66	7.29	(34.28)	14.04	15.61
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.32 [5]	1.33 [3]	1.37	1.36 [6]	1.16 [6]
Gross operating expenses	1.45	1.45	1.44	1.66	1.55
Net investment income (loss)	(0.58)	(0.48)	(0.31)	(0.29)	(0.43)
Portfolio turnover rate	78	129	134	83	105
Net assets, end of period ($ x 1,000,000)	337	292	260	437	7

[1]	Calculated based on the average shares outstanding during the period.

[2]	Per share amount was less than $0.01.

[3]	Effective February 28, 2009, the operating expense limitation was lowered. The ratio presented for the period ended 10/31/09 is a blended rate.

[4]	The ratio of net operating expenses would have been 1.55% and 1.55% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been incurred.

[5]	The ratio of net operating expenses would have been 1.31% if certain non-routine expense had not been incurred.

[6]	The ratio of net operating expenses would have been 1.36% and 1.37% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been incurred.

16 Financial highlights

Laudus International MarketMasters Fundtm

	11/1/09–	11/1/08–	11/1/07–	11/1/06–	11/1/05–
Investor Shares	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per-Share Data ($)

Net asset value at beginning of period	15.04	11.78	25.96	20.73	16.78

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.14	0.20	0.14	0.13
Net realized and unrealized gains (losses)	3.41	3.63	(12.25)	6.84	3.98

Total from investment operations	3.50	3.77	(12.05)	6.98	4.11
Less distributions:
Distributions from net investment income	(0.18)	(0.51)	(0.10)	(0.16)	(0.16)
Distributions from net realized gains	—	—	(2.03)	(1.59)	—

Total distributions	(0.18)	(0.51)	(2.13)	(1.75)	(0.16)

Net asset value at end of period	18.36	15.04	11.78	25.96	20.73

Total return (%)	23.47	33.64	(49.97)	36.01	24.66
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.60	1.62	1.59	1.56 [1]	1.57 [1]
Gross operating expenses	1.62	1.63	1.59	1.59	1.64
Net investment income (loss)	0.53	0.95	0.95	0.62	0.52
Portfolio turnover rate	83	96	88	71	90
Net assets, end of period ($ x 1,000,000)	849	931	918	2,297	1,320

	11/1/09–	11/1/08–	11/1/07–	11/1/06–	11/1/05–
Select Shares	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Per-Share Data ($)

Net asset value at beginning of period	15.05	11.80	26.00	20.77	16.81

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.15	0.23	0.15	0.19
Net realized and unrealized gains (losses)	3.43	3.64	(12.27)	6.86	3.96

Total from investment operations	3.53	3.79	(12.04)	7.01	4.15
Less distributions:
Distributions from net investment income	(0.20)	(0.54)	(0.13)	(0.19)	(0.19)
Distributions from net realized gains	—	—	(2.03)	(1.59)	—

Total distributions	(0.20)	(0.54)	(2.16)	(1.78)	(0.19)

Net asset value at end of period	18.38	15.05	11.80	26.00	20.77

Total return (%)	23.68	33.82	(49.91)	36.16	24.88
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.48 [2]	1.47	1.48 [2]	1.44 [3]	1.39 [3]
Gross operating expenses	1.50	1.58	1.54	1.55	1.60
Net investment income (loss)	0.69	1.08	1.08	0.73	0.72
Portfolio turnover rate	83	96	88	71	90
Net assets, end of period ($ x 1,000,000)	948	630	540	1,255	628

[1]	The ratio of net operating expenses would have been 1.64% and 1.59% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been incurred.

[2]	The ratio of net operating expenses would have been 1.47% if certain non-routine expenses had not been incurred.

[3]	The ratio of net operating expenses would have been 1.47% and 1.47% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been incurred.

Financial highlights 17

Fund management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds®, Schwab ETFs® and Laudus Funds®. As of 10/31/10, CSIM managed 84 mutual funds and approximately $187 billion in assets.

As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/10, these fees were 1.14% for the Laudus Small-Cap MarketMasters Fundtm and 1.27% for the Laudus International MarketMasters Fundtm. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives.

A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement and sub-advisory agreements is available in the funds’ 2010 annual report, which covers the period of 11/1/09 through 10/31/10.

Caroline Lee-Tsao, a managing director and portfolio manager of the investment adviser, manages the funds. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-adviser relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm. Ms. Lee-Tsao has resigned from her position as of May 20, 2011.

Omar Aguilar, Senior Vice President and Chief Investment Officer of Equities, will manage the fund as of May 20, 2011. Prior to joining the firm in April 2011, he was head of the portfolio management group and Vice President of Portfolio Management at a large retirement asset planning and management firm. From 2004 to 2009, he was Senior Vice President, Head of Quantitative Equity and Senior Portfolio Manager at a large banking and asset management firm. He has over 16 years of quantitative investment experience.

The funds’ investment managers
The table below shows each fund’s current investment managers and the individuals who serve as portfolio managers for each investment manager’s portion of fund assets.

Laudus Small-Cap MarketMasters Fundtm

Year founded/
assets under
Investment manager	management	Portfolio	Employment
and address	(as of 12/31/10)	manager(s)	experience
TAMRO Capital Partners LLC 1701 Duke Street Suite 250 Alexandria, VA 22314	Founded: 2000 Successor Founded: 2007 $1.44 billion	Philip D. Tasho, CFA, Principal, Chief Executive Officer and Chief Investment Officer	Began investment career in 1980. Co-founded TAMRO in 2000. From 1995 to 2000, Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Co. (RIMCO).
		Timothy A. Holland, CFA Partner, Co-Portfolio Manager	Began investment career in 2000. Joined TAMRO in 2005 as an equity analyst. Promoted to co-portfolio manager in 2010. From 1993 to 2000 worked in financial services public relations.
TCW Investment Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	1971 $116 billion	Diane E. Jaffee, CFA Senior Portfolio Manager	Began her investment career in 1985. Joined TCW on 2001 as Senior Portfolio Manager upon the acquisition of SG Cowen Trust Management.

18 Fund management

Year founded/
assets under
Investment manager	management	Portfolio	Employment
and address	(as of 12/31/10)	manager(s)	experience
		John A. Gibbons III, Managing Director U.S. Equities	Mr. Gibbons is Co-Portfolio Manager of TCW’s Value Added and Value Opportunities strategies and joined TCW in 2000. Prior to that, he was associated with Odin Partners, L.P., Merrill Lynch & Co., Inc. and Bear, Stearns and Co., Inc. where he worked as an Equity Research Analyst specializing in consumer product companies. Previously, he was a Corporate Loan Officer with FleetBoston Financial Corp, which merged with Bank of America in 2004. Mr. Gibbons received his BA from Bowdoin College and holds an MBA from the Fuqua School of Business at Duke University.
Tocqueville Asset Management LP 40 W 57th Street New York, NY 10019	1985 $10.9 billion	P. Drew Rankin, Managing Director, and Co-Manager	Mr. Rankin manages separate accounts for institutional clients following U.S. small cap and healthcare strategies. He is a member of the Investment Committee. Mr. Rankin began his career in 1970 at Irving Trust Company, where he was a Healthcare analyst and Senior Manager of Trust Investments. In 1982, he joined the Columbia University Endowment Fund as Value Portfolio Manager and Healthcare analyst. In 1986, Mr. Rankin co-founded Personal Business Management Group, a private investment firm and family office. He joined Tocqueville as a Senior Partner in 1994. Mr. Rankin has a BS degree from Pennsylvania State University and an MBA from New York University.
		Allen Huang CFA, Senior Equity Analyst, and Co-Manager	Mr. Huang has ten years of investment experience including seven with Tocqueville. Prior to joining Tocqueville, he spent three years as an Analyst and Corporate Controller overseeing venture capital investments in broadband infrastructure entities at Lotus Pacific, Inc. Mr. Huang holds an MBA from Brigham Young University and a BA from Denison University.
Neuberger Berman Management LLC 605 Third Avenue New York, NY 10158	1939 $32.2 billion	David H. Burshtan, Vice President	David Burshtan is a portfolio manager on the Growth Equity team. He joined the firm in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank. He began his investment career in 1998 as an analyst at Rotan Mosle. David graduated from Brown University with a B.A. and received an M.B.A. from the University of Chicago.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the Statement of Additional Information.

Fund management 19

Laudus International MarketMasters Fundtm

Year founded/
assets under
Investment manager	management	Portfolio	Employment
and address	(as of 12/31/10)	manager(s)	experience
American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	1958 $103.5 billion	Trevor Gurwich, Vice President and Portfolio Manager	Rejoined the team that manages International Small Cap Strategy in August 2005. He previously was a member of the International Small Cap and/or International Small-Mid Cap strategy team from June 2001 until January 2004. From January 2004 to August 2005, he was a member of the global growth investment team. He joined American Century in July 1998 and became a portfolio manager in March 2001.
		Mark S. Kopinski, CIO — International Equity, Senior Vice President and Senior Portfolio Manager	Has been a member of the team that manages International Small-Mid Cap strategy since rejoining American Century in April 1997 as a portfolio manager and has been a member of the team that manages the International Small Cap strategy since August 2008.
		Brian Brady, Vice President and Senior Portfolio Manager	Has been a member of the team that manages International Small-Mid Cap Strategy since joining American Century in June 1994. He became a portfolio manager in November 1998.
		Indraneel Das, Portfolio Manager	Has been a member of the International Small Cap strategy since joining American Century Investments in May 2007 as an investment analyst. He became a portfolio manager in 2011. From August 2005 to May 2007, he attended Columbia Business School, where he earned an MBA in finance.
Harris Associates L.P. Two North LaSalle Suite 500 Chicago, IL 60602-3790	1976 $61.5 billion	David G. Herro, CFA, Partner, Chief Investment Officer, International Equities and Portfolio Manager	Began investment career in 1986. Joined Harris Associates in 1992.
		Robert A. Taylor, CFA, Partner, Director of International Research and Portfolio Manager	He joined Harris Associates in 1994 as an International Analyst and was named Director of International Research in the fall of 2004.
Mondrian Investment Partners Limited Fifth Floor 10 Gresham Street London EC2V 7JD	1990 $68.4 billion	Ormala Krishnan, PhD (Investment and Finance), Senior Portfolio Manager primarily responsible for day-to-day management and investment decisions.	Began investment career in 1993. Joined Mondrian in May 2000 as a portfolio manager, emerging markets. Named to current position in 2003 and currently heads the international small capitalization team.
Wentworth, Hauser and Violich, Inc./ Hirayama Investments, LLC 301 Battery Street Suite 400 San Francisco, CA 94111	1937 $15.2 billion	Richard K. Hirayama, Senior Vice President, Portfolio Manager and Analyst at WHV. At Hirayama Investments, Managing Member.	Began investment career in 1969. Joined WHV in 1990. Developed the WHV International Equity strategy in 1995. Founded Hirayama Investments, LLC in 2008.

20 Fund management

Year founded/
assets under
Investment manager	management	Portfolio	Employment
and address	(as of 12/31/10)	manager(s)	experience
William Blair & Company, LLC 222 West Adams St. Chicago, IL 60606	1935 $44.2 billion	W. George Greig, Principal, International Equity Portfolio Manager	George Greig joined William Blair & Company in 1996 as International Growth Team leader. He also serves as the global strategist for William Blair & Company’s Investment Management Group and on the firm’s Executive Committee. Prior to joining the firm, George headed international equities for PNC Bank in Philadelphia and previously served as Investment Director with London-based Framlington Group PLC, where he also managed global and emerging markets funds. George has over 25 years of experience in domestic and international investment research and portfolio management. Mr. Greig holds an M.B.A. from Wharton School of the University of Pennsylvania and a B.S. from Massachusetts Institute of Technology.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the Statement of Additional Information.

Fund management 21

Investing in the funds

In this section, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the funds’ transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

Investing through a financial intermediary

Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of the prospectus. If you do not exercise one of these options within ninety days, the fund reserves the right to redeem your shares.

Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with the fund.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•	The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing directly with the funds

Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from the fund’s transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and

22 Investing in the funds

endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab Funds as a result of a reorganization of a fund. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with the fund through the fund’s transfer agent prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Initial and additional direct purchases by wire
Subject to acceptance by the fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.

Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•	The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing in the funds 23

Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The fund and its service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the fund’s transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by the fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges
Upon request, and subject to certain limitations, shares of the funds may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the fund’s transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.

Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the

24 Investing in the funds

exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Share price

The funds are open for business each day that the New York Stock Exchange (NYSE) is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

Shareholders of the Laudus International MarketMasters Fundtm should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.

Additional policies affecting your investment

Investment minimums

Choose a fund and share class then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact the fund, Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares — conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc.

Share class	Minimum initial investment	Minimum balance

Investor Shares	$100	None

Select Shares®	$50,000	$40,000

Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

The minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. The minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving.

Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided

Investing in the funds 25

by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.

Option	Feature

Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.

Cash	You receive payment for all dividends and capital gain distributions.

Each fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s investment minimums.

•	To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.

Shareholder servicing plan

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.20% for Select Shares and 0.25% for Investor Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds) and a fund will pay no more than 0.20% for Select Shares and 0.25% for Investor Shares of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.

In order to discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds.

26 Investing in the funds

Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary’s policies only after the funds determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair value pricing. The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Each fund treats shares that have been held the longest as being redeemed first. Each fund retains the redemption fees for the benefit of the remaining shareholders. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund and its long-term shareholders. A fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from a fund’s but which the fund, in its discretion, may determine are in the best interests of the fund and its long-term shareholders. While the funds discourage mutual fund market timing and maintain

Investing in the funds 27

procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.

Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the funds’ overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.

Distributions and taxes

Any investment in the funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains your fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s year-end distribution, if any, may be made available on the fund’s website: www.schwab.com/schwabfunds.

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer. Absent further legislation, the reduced maximum rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed

28 Investing in the funds

received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders in the Laudus International MarketMasters Fundtm may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

The funds may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI.

Investing in the funds 29

Notes

Prospectus February 28, 2011

As Amended May 16, 2011

COMMAND PERFORMANCETM

Laudus MarketMasters Funds®

To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about a fund’s holdings and detailed financial information about a fund. Annual reports also contain information from a fund’s managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab at 1-800-435-4000. In addition, you may visit www.laudusfunds.com/prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Laudus MarketMasters Funds	811-7704
REG23308FLT-21

SCHWAB CAPITAL TRUST
(the “Trust”)
Laudus MarketMasters Funds
Supplement dated May 16, 2011 to the
Statement of Additional Information dated February 28, 2011

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the
Statements of Additional Information.
1.	At a Board Meeting held on April 28, 2011, the Board of Trustees of the Trust appointed David Lekich as Secretary of the Trust. Accordingly, the “Management Table” section of the Statement of Additional Information is replaced in its entirety with the following:

NAME, YEAR OF
BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL OCCUPATIONS	FUND COMPLEX
LENGTH OF	DURING THE PAST FIVE	OVERSEEN BY	OTHER DIRECTORSHIPS DURING
TIME SERVED1)	YEARS	THE TRUSTEE	THE PAST FIVE YEARS
INDEPENDENT TRUSTEES

Mariann Byerwalter 1960 Trustee (Trustee since 2000)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 — present) Director, PMI Group Inc. (2001 — 2009)

John F. Cogan 1947 Trustee (Trustee since 2008)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 — present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 — present).	73	Director, Gilead Sciences, Inc. (2005 — present) Director, Monaco Coach Corporation (2005 — 2009)

William A. Hasler 1941 Trustee (Trustee since 2000)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 — present).	73	Director, Ditech Networks Corporation (1997 — present) Director, TOUSA (1998 — present) Director, Mission West Properties (1998 — present) Director, Globalstar, Inc. (2009 — present)

			Director, Aviat Networks (2001 — present)

			Director, Aphton Corp. (1991 — 2007)

			Director, Solectron Corporation (1998 —2007)

			Director, Genitope Corporation (2000 —2009)

NAME, YEAR OF
BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL OCCUPATIONS	FUND COMPLEX
LENGTH OF	DURING THE PAST FIVE	OVERSEEN BY	OTHER DIRECTORSHIPS DURING
TIME SERVED1)	YEARS	THE TRUSTEE	THE PAST FIVE YEARS
David L. Mahoney 1954 Trustee (Trustee since 2011)	Private Investor.	73	Director, Symantec Corporation (2003 — present) Director, Corcept Therapeutics Incorporated (2004 — present) Director, Tercica Inc. (2004 — 2008)

Kiran M. Patel 1948 Trustee (Trustee since 2011)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 — present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 — Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 — Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 — present) Director, BEA Systems, Inc. (2007 — 2008) Director, Eaton Corp. (2003 — 2006)

Gerald B. Smith 1950 Trustee (Trustee since 2000)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 —present).	73	Lead Independent Director, Board of Cooper Industries (2002 — present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 — present) Director, Oneok, Inc. (2009 — present)

Joseph H. Wender 1944 Trustee (Trustee since 2008)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 — present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 — Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 — June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 — present)

NAME, YEAR OF
BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL OCCUPATIONS	FUND COMPLEX
LENGTH OF	DURING THE PAST FIVE	OVERSEEN BY	OTHER DIRECTORSHIPS DURING
TIME SERVED1)	YEARS	THE TRUSTEE	THE PAST FIVE YEARS
INTERESTED TRUSTEES

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee since 1991)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None.

Walter W. Bettinger II2 1960 Trustee (Trustee since 2008)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank.

From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.

	Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None.

NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF TIME
SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS

Marie Chandoha 1961 (President and Chief Executive Officer since 2010)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 — present); Director, President and Chief Executive Officer (Dec. 2010 — present), Chief Investment Officer (Sept. 2010 — present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 — present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 — August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 — March 2007).

NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF TIME
SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
George Pereira 1964 (Treasurer and Principal Financial Officer since 2004)	Senior Vice President and Chief Financial Officer (Nov. 2004 — present), Chief Operating Officer (Jan. 2011 — present), Charles Schwab Investment Management, Inc. (November 2004 — present); Treasurer and Chief Financial Officer, Laudus Funds (2006 — present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 — present) and Schwab ETFs (Oct. 2009 — present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 — present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

David Lekich 1964 (Secretary since 2011)	Vice President and Associate General Counsel, Charles Schwab & Co., Inc., (March 2004-present); Secretary, Schwab Funds and Laudus Funds (April 2011 — present); Assistant Secretary, Schwab ETFs (Oct. 2009-present).

Catherine MacGregor 1964 (Vice President since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President and Assistant Clerk, Schwab Funds (June 2007 — present) and Schwab ETFs (Oct. 2009-present).

Michael Haydel 1972 (Vice President since 2006)	Senior Vice President (March 2011 — present), Vice President (2004 — March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005-present), Anti-Money Laundering Officer (Oct. 2005-Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 — present) and Schwab ETFs (Oct. 2009-present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.

[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
2.	Pages 1-4 of the Appendix entitled “Description of Proxy Voting Policies and Procedures” are deleted and replaced in their entirety with the attached pages.
REG62194 — 00

Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Schwab Strategic Trust
Proxy Voting Policy and Procedures
As of April 2011
Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Deputy Chief Investment Officer or his/her delegate. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory and administration agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.
Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee believes will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee has also implemented custom policies as set forth below. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.
For proxy issues, that the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff believes raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.
With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund in accordance with Glass Lewis’ Proxy Procedures, subject to the custom policies set forth below.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.
Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of the following custom policies is consistent with CSIM’s fiduciary duty to its clients:
•	Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. In cases where a company is a registered investment company, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.

•	Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.
Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. For Russell 3000 Index constituents, if a company’s total annual shareholder return is in the bottom 25% of Russell 3000 constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold. For companies not in the Russell 3000 Index, the universe of companies used for the minimum total shareholder return threshold calculation is all Glass Lewis covered companies outside of the Russell 3000 Index.
If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, (1) two members of the Proxy Committee, including at least one representative from Portfolio Management, in consultation with the Chair of the Proxy Committee or his/her designee, may decide how to vote such proxy, or (2) the Proxy Committee may meet to decide how to vote such proxy.
Conflicts of Interest. Except as described above for proxies solicited by affiliated funds or CSC and the exceptions to Glass Lewis’ Proxy Procedures, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures,. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
o	proxy statements and ballots written in a foreign language;

o	untimely and/or inadequate notice of shareholder meetings;

o	restrictions of foreigner’s ability to exercise votes;

o	requirements to vote proxies in person;

o	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.

Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.
Sub-Advisory Relationships. Where CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate proxy voting responsibility to such investment adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.